SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 29, 1999
(Date of earliest event reported)

Commission File No. 333-65481



                      Norwest Asset Securities Corporation
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               Delaware                                  52-1972128
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       (State of Incorporation)                (I.R.S. Employer Identification
                                                            No.)



7485 New Horizon Way, Frederick, Maryland                         21703
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         Address of principal executive offices                 (Zip Code)




                                 (301) 846-8881
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               Registrant's Telephone Number, including area code





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   (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     OTHER EVENTS

On April 29, 1999, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1999-13, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7,
Class A-8, Class A-9, Class A-10, Class A-R, Class A-LR, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $393,421,000.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of April 29, 1999, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank") and First Union National Bank, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1999-13, Class A-PO Certificates, having an aggregate initial principal balance of $3,890,005.63, and Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $2,801,678.05 (the "Private Class B Certificates" and, together with the Class A-PO Certificates and the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

As of the date of initial issuance, the Offered Certificates evidenced an approximate 98.33% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Class A-PO and Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates and the Class A-PO Certificates.

Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

An election will be made to treat the Trust Estate as two REMICs for federal income tax purposes (the "Upper-Tier REMIC" and "Lower-Tier REMIC," respectively). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-7, Class A-8, Class A-9, Class A-10, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates and each Component of the Class A-6 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class A-R and Class A-LR Certificates will be treated as the "residual interests" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------

(EX-4)                                   Pooling and Servicing Agreement,  dated
                                         as of April  29,  1999,  among  Norwest
                                         Asset Securities  Corporation,  Norwest
                                         Bank  Minnesota,  National  Association
                                         and  First  Union   National  Bank,  as
                                         trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORWEST ASSET SECURITIES CORPORATION

April 29, 1999
                                       /s/ Alan S. McKenney
                                       -----------------------------------------
                                       Alan S. McKenney
                                       Vice President

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.                 Description                           Electronic (E)
-----------                 -----------                           --------------

(EX-4)                      Pooling and Servicing Agreement,      E
                            dated as of April 29, 1999 among
                            Norwest Asset Securities
                            Corporation, Norwest Bank
                            Minnesota, National Association
                            and First Union National Bank, as
                            trustee.